Exhibit 99.2

Unless otherwise specified or the context indicates otherwise, the terms "we," "our," "us," and "Novelis" refer to Novelis Inc., a company formed in Canada under the Canada Business Corporations Act, and its wholly-owned and majority-owned subsidiaries.
NON-U.S. GAAP FINANCIAL MEASURES
We refer to the terms "EBITDA," "Adjusted EBITDA" and "Adjusted Free Cash Flow" in various places herein. These are supplemental financial measures that are not prepared in accordance with accounting principles generally accepted in the United States, which we refer to as U.S. GAAP. Any analysis of non-U.S. GAAP financial measures should be used only in conjunction with results presented in accordance with U.S. GAAP.
EBITDA and Adjusted EBITDA
We define EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by measures commonly used in our industry. We define Adjusted EBITDA as earnings before (a) depreciation and amortization; (b) interest expense and amortization of debt issuance costs; (c) interest income; (d) unrealized gains (losses) on change in fair value of derivative instruments, net, except for foreign currency remeasurement hedging activities, which are included in Adjusted EBITDA; (e) impairment of goodwill; (f) (gain) loss on extinguishment of debt, net; (g) noncontrolling interests' share; (h) adjustments to reconcile our proportional share of Adjusted EBITDA from non-consolidated affiliates to income as determined on the equity method of accounting; (i) restructuring and impairment expenses (reversals), net; (j) gains or losses on disposals of property, plant and equipment and businesses, net; (k) other costs, net; (l) litigation settlement, net of insurance recoveries; (m) sale transaction fees; (n) income tax provision (benefit); (o) cumulative effect of accounting change, net of tax; (p) metal price lag; (q) business acquisition and other related costs; (r) purchase price accounting adjustments; (s) income (loss) from discontinued operations, net of tax; and (t) loss on sale of discontinued operations, net of tax. We present EBITDA and Adjusted EBITDA to enhance your understanding of our operating performance. We believe that EBITDA and Adjusted EBITDA are operating performance measures, and not liquidity measures, that provide investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies.
EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP, and our EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. EBITDA and Adjusted EBITDA have important limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. For example, EBITDA and Adjusted EBITDA:
•do not reflect our cash expenditures or requirements for capital expenditures or capital commitments;
•do not reflect changes in, or cash requirements for, our working capital needs; and
•do not reflect any costs related to the current or future replacement of assets being depreciated and amortized.
Our management believes that investors' understanding of our performance is enhanced by including these non-U.S. GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations from one period to the next and would ordinarily add back items that are not part of normal day-to-day operations of our business. By providing these non-U.S. GAAP financial measures, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.
Additionally, our senior secured credit facilities and our senior unsecured notes provide for adjustments to EBITDA, which may decrease or increase Adjusted EBITDA for purposes of compliance with certain covenants under such facilities and notes.

We also use EBITDA and Adjusted EBITDA:
▪as measures of operating performance to assist us in comparing our operating performance on a consistent basis because it removes the impact of items not directly resulting from our core operations;
▪for planning purposes, including the preparation of our internal annual operating budgets and financial projections;
▪to evaluate the performance and effectiveness of our operational strategies; and
▪to calculate incentive compensation payments for our key employees.
Adjusted Free Cash Flow
We define Adjusted Free Cash Flow as (a) net cash provided by (used in) operating activities - continuing operations, (b) plus net cash provided by (used in) investing activities - continuing operations, (c) plus net cash provided by (used in) operating activities - discontinued operations, (d) plus net cash provided by (used in) investing activities - discontinued operations, (e) plus cash used in the acquisition of assets under a finance lease, (f) plus cash used in the acquisition of business and other investments, net of cash acquired, (g) plus accrued merger consideration, (h) less proceeds from sales of assets and business, net of transaction fees, cash income taxes and hedging, and (i) less proceeds from sales of assets and business, net of transaction fees, cash income taxes and hedging - discontinued operations. Management believes Adjusted Free Cash Flow is relevant to investors as it provides a measure of the cash generated internally that is available for debt service and other value creation opportunities. In addition, management uses this measure as a key consideration in determining the amounts to be paid as returns to our common shareholder. However, Adjusted Free Cash Flow is not a measurement of financial performance or liquidity under U.S. GAAP and does not necessarily represent cash available for discretionary activities, as certain debt service obligations must be funded out of Adjusted Free Cash Flow. In addition, our method of calculating Adjusted Free Cash Flow may not be consistent with that of other companies.
We do not provide reconciliations of these non-GAAP measures to the nearest comparable GAAP measure for the preliminary financial results for the three and nine months ended December 31, 2024 included herein, because, as of the date hereof, we are unable to derive each individual component of those measures due to the proximity to the end of the most recent quarterly period.
The SEC has adopted rules to regulate the use in filings with the SEC and public disclosures and press releases of non-U.S. GAAP financial measures, such as EBITDA, Adjusted EBITDA and Adjusted Free Cash Flow that are derived on the basis of methodologies other than in accordance with U.S. GAAP. These rules require, among other things:
▪a presentation with equal or greater prominence of the most comparable financial measure or measures calculated and presented in accordance with U.S. GAAP; and
▪a statement disclosing the purposes for which the registrant's management uses the non-U.S. GAAP financial measure.
The rules prohibit, among other things:
▪exclusion of charges or liabilities that require cash settlement or would have required cash settlement absent an ability to settle in another manner from non-U.S. GAAP liquidity measures;
▪adjustment of a non-U.S. GAAP performance measure to eliminate or smooth items identified as nonrecurring, infrequent or unusual, when the nature of the charge or gain is such that it is reasonably likely to occur; and
▪presentation of non-U.S. GAAP financial measures on the face of any pro forma financial information.
The non-U.S. GAAP financial measures presented herein may not comply with these rules.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements made herein that describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements included herein include our preliminary financial results for the three and nine months ended December 31, 2024 and management's expectations for the three months ending March 31, 2025, our belief that the expected timing and results from investments in certain operating facilities, including our greenfield, fully-integrated rolling and recycling mill currently being built in Bay Minette, Alabama, our expectations concerning our future shipments mix, including any favorable shifts, and our projections regarding financial performance, liquidity, capital expenditures and investments. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and Novelis' actual results could differ materially from those expressed or implied in such statements. The forward-looking statements speak only as of the date hereof. Novelis does not intend, and Novelis disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things:
▪disruptions or changes in the business or financial condition of our significant customers or the loss of their business or reduction in their requirements;
▪price and other forms of competition from other aluminum rolled products producers and potential new market entrants;
▪the competitiveness of our end-markets, and the willingness of our customers to accept substitutes for our products, including steel, plastics, composite materials and glass;
▪our failure to realize the anticipated benefits of strategic investments;
▪increases in the cost or volatility in the availability of primary aluminum, scrap aluminum, sheet ingot or other raw materials used in the production of our products;
▪risks related to the energy-intensive nature of our operations, including increases to energy costs or disruptions to our energy supplies;
▪downturns in the automotive and ground transportation industries or changes in consumer demand;
▪public health crises, such as the COVID-19 pandemic;
▪union disputes and other employee relations issues;
▪the impact of labor disputes and strikes on our customers;
▪loss of our key management and other personnel, or an inability to attract and retain such management and other personnel;
▪unplanned disruptions at our operating facilities, including as a result of adverse weather phenomena;
▪economic uncertainty, capital markets disruption and supply chain interruptions, including as a result of geopolitical instability due to the ongoing military conflict between Russia and Ukraine, attacks on shipping vessels in the Red Sea and the ongoing conflicts in the Gaza Strip and the surrounding region;
▪risks relating to certain joint ventures, subsidiaries and assets that we do not entirely control;
▪cybersecurity attacks against, and disruptions, failures or security breaches and other disruptions to, our information technology networks and systems;
▪risks related to rising inflation and prolonged periods of elevated interest rates;
▪risks related to timing differences between the prices we pay under purchase contracts and metal prices we charge our customers;

▪a deterioration of our financial condition, a downgrade of our ratings by a credit rating agency or other factors which could limit our ability to enter into, or increase our costs of, financing and hedging transactions;
▪adverse changes in currency exchange rates;
▪our inability to transact in derivative instruments, or our inability to adequately hedge our exposure to price fluctuations under derivative instruments, or a failure of counterparties to our derivative instruments to honor their agreements;
▪an adverse decline in the liability discount rate or lower-than-expected investment return on pension assets;
▪impairments to our goodwill, other intangible assets and other long-lived assets;
▪tax expense, tax liabilities or tax compliance costs;
▪risks related to the operating and financial restrictions imposed on us by the covenants in our senior secured credit facilities and the indentures governing our senior unsecured notes;
▪our inability to protect our intellectual property, the confidentiality of our know-how, trade secrets, technology and other proprietary information;
▪risks related to our global operations, including the impact of complex and stringent laws and government regulations;
▪risks related to global climate change, including legal, regulatory or market responses to such change; and
▪conflicts of interest and disputes arising between Hindalco and us that could be resolved in a manner unfavorable to us.
The above list of factors is not exhaustive. Other important risk factors are included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 filed with the SEC on May 6, 2024 (as amended by the Form 10-K/A filed with the SEC on June 24, 2024), as the same may be updated from time to time, including as updated by our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2024 and September 30, 2024, filed with the SEC on August 7, 2024 and November 6, 2024, respectively, or in other reports which we periodically file with the SEC.
RECENT DEVELOPMENTS
Our condensed consolidated financial statements for the three and nine months ended December 31, 2024 set forth below are not yet complete. The following expectations regarding our results for these periods are preliminary estimates, based solely on management estimates using information available as of the date hereof and subject to the completion of financial and operating closing procedures as of and for the three and nine months ended December 31, 2024. As a result, our actual results may vary materially from the estimated preliminary results included herein. Accordingly, you should not place undue reliance on these estimates. The information presented herein should not be considered a substitute for the financial information to be filed with the SEC in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2024 once it becomes available.
Additionally, our expectations for the three months ending March 31, 2025 included herein are based solely on management estimates using information available as of the date hereof. As a result, our actual results may vary materially from management’s expectations included herein. These expectations have not been, and will not be, updated on an ongoing basis and should not be considered financial guidance of any metric by management.
The estimated preliminary financial results below are not a comprehensive statement of our financial results for these periods. The estimated preliminary financial results included herein have been prepared by, and are the responsibility of, Novelis’ management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Preliminary Financial Results for the Three and Nine Months Ended December 31, 2024
Based on the preliminary work that we have completed to date, we expect the following results for the three and nine months ended December 31, 2024:
Shipments
We expect shipments to be between 900 kt and 910 kt for the three months ended December 31, 2024, compared to 910 kt for the three months ended December 31, 2023.
We expect shipments to be between 2,795 kt and 2,805 kt for the nine months ended December 31, 2024, compared to 2,722 kt for the nine months ended December 31, 2023.
The expected rolled product shipments are expected to be largely comparable to prior year periods, with higher beverage packaging shipments being offset by lower automotive and specialty shipments.
Adjusted EBITDA
We expect Adjusted EBITDA to be between $360 million and $370 million for the three months ended December 31, 2024, compared to $454 million for the three months ended December 31, 2023.
We expect Adjusted EBITDA to be between $1,320 million and $1,330 million for the nine months ended December 31, 2024, compared to $1,359 million for the nine months ended December 31, 2023.
The expected decrease in Adjusted EBITDA compared to the comparable prior year period is primarily due to a relatively rapid increase in scrap prices creating a less favorable metal benefit compared to the prior year and unfavorable product mix from lower automotive shipments, with the results for the nine months ended December 31, 2024, being further impacted by production interruptions at our Sierre, Switzerland plant.
Capital Expenditures
We expect capital expenditures to be between $425 million and $475 million for the three months ended December 31, 2024, compared to $342 million for the three months ended December 31, 2023.
We expect capital expenditures to be between $1,140 million and $1,190 million for the nine months ended December 31, 2024, compared to $960 million for the nine months ended December 31, 2023.
The expected increase in capital expenditures is primarily due to the impact of capital expenditures at our greenfield, fully-integrated rolling and recycling mill currently being built in Bay Minette, Alabama.
Adjusted Free Cash Flow
We expect Adjusted Free Cash Flow to be between $(900) million and $(950) million for the nine months ended December 31, 2024, compared to $(517) million for the nine months ended December 31, 2023.
The increase in cash outflows in Adjusted Free Cash Flows is primarily due to the increase in the capital expenditures compared to the comparable prior year period.
Liquidity
As of December 31, 2024, our total liquidity was $1,686 million, consisting of $792 million in cash and cash equivalents and $894 million of availability under our revolving credit facility and other committed credit facilities.

	Three Months Ended				Nine Months Ended
($ in millions, unless specified)	December 31, 2024		September 30, 2024	December 31, 2023	December 31, 2024		December 31, 2023
	Low	High			Low	High
	(estimated)		(actual)	(actual)	(estimated)		(actual)
Shipments (kt)	900	910	945	910	2,795	2,805	2,722
Adjusted EBITDA	$360	$370	$462	$454	$1,320	$1,330	$1,359
Capital expenditures	$425	$475	$369	$342	$1,140	$1,190	$960
Adjusted Free Cash Flow					$(900)	$(950)	$(517)

Management's Expectations for the Three Months Ended March 31, 2025
Our results for the three months ended December 31, 2024 were impacted by lower shipment volumes, consistent with the historical seasonal slowdowns that we experience in our third fiscal quarter, and, as previously reported, a rapid increase in scrap prices, both of which were consistent with management's expectations.
Based on management's review of recent business performance and expectations of a return to higher seasonal shipment volumes, a more favorable product mix, the benefit of new contract pricing, and favorable metal benefit, we expect our performance in the three months ended March 31, 2025 to improve compared to the preliminary estimated results for the three months ended December 31, 2024 and be more comparable to the results for the three months ended September 30, 2024.

RISKS RELATED TO OUR BUSINESS

Our preliminary financial results for the three and nine months ended December 31, 2024 and management's expectations for the three months ending March 31, 2025 were prepared by management based solely on estimates using information available as of the date hereof. Our final results for the three and nine months ended December 31, 2024 and the three months ending March 31, 2025 may vary from the preliminary financial results and management expectations included herein.
The preliminary financial results included herein were prepared by our management in connection with the preparation of our financial statements and are based upon a number of assumptions. We are still in the process of preparing our full financial statements for the three and nine months ended December 31, 2024. Additional items that may require adjustments to the preliminary financial results may be identified and could result in material changes to our estimated preliminary financial results. In addition, our expectations relating to our financial results for the three and nine months ended December 31, 2024 and the three months ending March 31, 2025, including our belief that the expected timing and results from investments in certain operating facilities, including our greenfield, fully-integrated rolling and recycling mill currently being built in Bay Minette, Alabama and our expectations concerning our future shipments mix, including any favorable shifts, may not be realized and we provide no assurance that our actual results will not vary from our current expectations. As a result, our final results for these periods may vary from the preliminary financial results and management expectations included herein.